UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2005


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



              21900 BURBANK BLVD., SUITE 270
                WOODLAND HILLS, CALIFORNIA                       91367
         (Address of Principal Executive Offices)              (Zip Code)



                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 31, 2005, Tag-It Pacific, Inc. (the "Company") issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference. The press release was filed inadvertently, as the Company continues discussions with its auditors concerning accounts receivable, resolution of which may require the Company to provide an additional allowance, as compared to amounts reflect in the earnings release, of between $0 and $1 million. The Company has indicated that a second earnings release will be issued as soon as the amount of the allowance, if any, is determined.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated March 31, 2005, published by the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TAG-IT PACIFIC, INC.



Date:    March 31, 2005            By:       /S/ RONDA FERGUSON
                                      ------------------------------------------
                                         Ronda Ferguson, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press Release dated March 31, 2005, published by the Registrant.